Rule 497(e)
                                                       Registration No. 33-83822



                          CVO GREATER CHINA FUND, INC.

                         SUPPLEMENT DATED JUNE 30, 1997
                        TO PROSPECTUS DATED MAY 30, 1997

THE FOLLOWING TEXT REPLACES FOOTNOTE 4 ON PAGE 4 OF THE PROSPECTUS:

(4) The amounts set forth under "Other Expenses" are based on estimates for the Fund's operating expenses for the current fiscal year giving effect to voluntary waivers of administrative fees, which will be in effect for at least the first full fiscal year of the Fund. Without the waiver of administrative fees, "Other Expenses" would be 0.825% for Class I Shares, and 1.075% for Class II Shares and "Total Operating Expenses" would be 2.075% for Class I Shares and 2.325% for Class III Shares (which does not include the Rule 12b-1 fee applicable to Class II Shares which will not be in effect for at least the first full fiscal year of the Fund). "Other Expenses" include (i) a 0.25% shareholder servicing fee based on the Fund's assets attributable to Class II
         Shares (which is paid by Class II Shares only), (ii) a 0.075% administrative fee based on the average daily net assets of the Fund (which includes a partial waiver of such fee), and (iii) audit, accounting, custody, legal, registration, transfer agency and miscellaneous other charges. See "Management of the Fund" for further details.

THE FOLLOWING TEXT REPLACES THE FIRST FULL PARAGRAPH UNDER THE HEADING "PURCHASE OF SHARES" ON PAGE 32 OF THE PROSPECTUS:

         THE INITIAL  MINIMUM  INVESTMENT IS  $1,000,000  FOR CLASS I SHARES AND
$250,000 FOR CLASS II SHARES. The Fund reserves the right, in its sole discretion, to accept initial investments in the Fund from institutional investors of less than $1,000,000. SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS AT ANY TIME FOR AS LITTLE AS $10,000. Shares of the Fund may be purchased at the net asset value per share next determined after the later of receipt of payment or receipt of a completed account information form from a potential purchaser. As described below, the net asset value of the Fund's equity securities is determined as of 4:00 p.m., New York City time. See "Calculation of New Asset Value." Investors whose purchase orders are received prior to 4:00 p.m. New York City time will acquire their shares at the net asset value set as of that day. An investor whose purchase order is received after 4:00 p.m. New York City time will acquire shares at the net asset value set as of the next trading day.

THE FOLLOWING TEXT REPLACES THE LAST PARAGRAPH UNDER THE HEADING "REDEMPTION OF SHARES" ON PAGE 34 OF THE PROSPECTUS:

         As described below, the net asset value of the Fund's equity securities is determined as of 4:00 p.m., New York City time. See "Calculation of Net Asset Value." Investors whose purchase orders are received prior to 4:00 p.m. New York City time will acquire their shares at the net asset value set as of that day. An investor whose purchase order is received after 4:00 p.m. New York City time will acquire shares at the net asset value set as of the next trading day.


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THE FOLLOWING TEXT REPLACES THE LAST PARAGRAPH UNDER THE HEADING "CALCULATION OF
NET ASSET VALUE" ON PAGE 36 OF THE PROSPECTUS:

         The net asset value of the Fund's equity securities will be determined as of 4:00 p.m., New York City time, on each day on which the New York Stock Exchange is open. Exchange-traded securities will generally be valued at their market value at the close of the primary exchange on which they are traded. As the Fund will invest in securities traded on exchanges located in the Greater China Region, the calculation of the Fund's net asset value will not occur contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. If events materially affecting the value of such securities occur during such period, then these securities, if necessary, will be valued at their fair value as determined in good faith under procedures established and monitored by the Board of Directors.

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